                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                   _________________________________________


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                   _________________________________________



Date of Report (Date of earliest event reported):  November 13, 1996
________________________________________________________________________________




                              WOOLWORTH CORPORATION
________________________________________________________________________________
             (Exact name of registrant as specified in its charter)



      New York                     No. 1-10299                  13-3513936
___________________________      ________________       ________________________
(State or other jurisdic-          (Commission              (IRS Employer
 tion of incorporation)             File Number)             Identification No.)



233 Broadway, New York, New York                        10279-0003
________________________________________________________________________________
(Address of principal executive offices)                (Zip Code)




Registrant's telephone number, including area code: (212) 553-2000
                                                    ______________

Item 5.           Other Events.

                  On November 13, 1996 the Board of Directors of the Registrant elected Bruce Hartman as Vice President and Controller of the Registrant, effective November 18, 1996. Mr. Hartman replaces John A. Wozniak, who resigned as Vice President and Controller of the Registrant as of the close of business on November 15, 1996, and who will be leaving the Company at the end of the current fiscal year. (See Exhibit 99, which, in its entirety, is incorporated herein by reference.)


Item 7.           Financial Statements and Exhibits.

(c)      Exhibits


                  In accordance with the provisions of Item 601 of Regulation S-K, an index of exhibits is included in this Form 8-K on page 3.


                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned being hereunto duly authorized.



                                            WOOLWORTH CORPORATION
                                                (Registrant)


Date:  November 20, 1996                By: /s/GARY M. BAHLER
                                           -----------------------
                                           Gary M. Bahler
                                           Vice President, General
                                           Counsel and Secretary





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                              WOOLWORTH CORPORATION

                                INDEX OF EXHIBITS
                             FURNISHED IN ACCORDANCE
                             WITH THE PROVISIONS OF
                           ITEM 601 OF REGULATION S-K


Exhibit No. in Item 601
   of Regulation S-K                                   Description
-----------------------                                -----------

           1                                                *
           2                                                *
           3                                                *
           4                                                *
           5                                                *
           8                                                *
           9                                                *
          10                                                *
          11                                                *
          12                                                *
          13                                                *
          15                                                *
          16                                                *
          17                                                *
          18                                                *
          19                                                *
          20                                                *
          21                                                *
          22                                                *
          23                                                *
          24                                                *
          25                                                *
          26                                                *
          27                                                *
          99                                            News Release Dated
                                                        November 14, 1996


-----------------------------
  * Not applicable.



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